American Century International Bond Funds Summary Prospectus and Prospectus Supplement Emerging Markets Debt Fund Global Bond Fund
Supplement dated August 23, 2024 ■ Summary Prospectuses and Prospectuses dated March 1, 2024

John Lovito, Senior Vice President and Senior Portfolio Manager, has announced his plans to retire on March 31, 2025. As a result, he will no longer serve as a portfolio manager for the funds effective December 31, 2024.

The following changes are effective September 1, 2024:

The following entries are added under the Portfolio Managers section on page 6 of the Emerging Markets Debt summary prospectus and prospectus:
Jason Greenblath, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2019.
Lynn Chen, CFA, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2021.

The following entries are added under The Fund Management Team on page 13 of the Emerging Markets Debt prospectus:
Jason Greenblath (Global Fixed Income Investment Committee Representative)
Mr. Greenblath, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2019. Prior to joining American Century, Mr. Greenblath worked at Aberdeen Standard Investments as head of U.S. investment grade credit from 2018 to 2019, head of U.S. investment grade credit research from 2014 to 2018 and as a portfolio manager from 2012 to 2018. He has a bachelor’s degree in finance from Pennsylvania State University.
Lynn Chen
Ms. Chen, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2021. Prior to joining American Century, Ms. Chen was head of the total return bond team at Aberdeen Standard Investments from 2013 to 2021. She has a bachelor of arts degree from Peking University and a Master of Public Affairs from Princeton University. She is a CFA charterholder.

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